UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________________________
FORM 8-K/A
______________________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported): February 1, 2020
PBF ENERGY INC.
PBF ENERGY COMPANY LLC
PBF HOLDING COMPANY LLC
(Exact Name of Registrant as Specified in its Charter)

Delaware	001-35764	45-3763855
Delaware	333-206728-02	61-1622166
Delaware	333-186007	27-2198168
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)
_____________________________________________

One Sylvan Way, Second Floor
Parsippany, New Jersey 07054
(Address of the Principal Executive Offices) (Zip Code)

(973) 455-7500
(Registrant’s Telephone Number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)
_____________________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of The Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $.001	PBF	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12-b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

As reported in a Current Report on Form 8-K filed by PBF Energy Inc. (“PBF Energy”), PBF Energy Company LLC ("PBF LLC") and PBF Holding Company LLC (“PBF Holding” collectively with PBF Energy and PBF LLC, the "Company") on February 6, 2020 (the “Original Filing”), PBF Holding, a subsidiary of PBF Energy, completed the acquisition of the Martinez refinery, and related logistics assets (collectively, the "Martinez Acquisition"), on February 1, 2020.

This amendment is being filed to amend Item 9.01 Financial Statements and Exhibits of the Original Filing, to provide certain audited financial statements related to the Martinez Acquisition and related unaudited pro forma financial information of PBF Energy, PBF LLC and PBF Holding.

Item 9.01.   Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired
Audited combined financial statements of the Martinez Refinery and Logistics Assets comprised of the combined balance sheet as of December 31, 2019, the related combined statements of operations, changes in net parent investment and cash flows for the year then ended, and the related notes to the combined financial statements, copies of which are filed as Exhibit 99.1 hereto.
(b) Pro Forma Financial Information
Unaudited pro forma consolidated financial statements of PBF Holding as of and for the year ended December 31, 2019, are filed as Exhibit 99.2 hereto.
Unaudited pro forma consolidated financial statements of PBF LLC as of and for the year ended December 31, 2019, are filed as Exhibit 99.3 hereto.
Unaudited pro forma consolidated financial statements of PBF Energy as of and for the year ended December 31, 2019, are filed as Exhibit 99.4 hereto.

The unaudited pro forma consolidated financial information of the Company as of and for the year ended December 31, 2019 is attached hereto as Exhibit 99.2, Exhibit 99.3 and Exhibit 99.4 and is incorporated in its entirety into this Item 9.01(b) by reference. The unaudited pro forma consolidated financial information is a presentation of historical results with accounting adjustments necessary to reflect the estimated pro forma effect of the Martinez Acquisition on the financial position and results of operations of the Company and is presented for informational purposes only and not necessarily indicative of the financial position or results of operations that would have been reported had the acquisition occurred as of and for the periods presented. The unaudited pro forma consolidated financial information does not reflect the effects of any anticipated changes to be made by the Company to the operations of the combined companies, including synergies and cost savings, and does not include one-time transaction and integration charges attributable to the acquisition. The unaudited pro forma consolidated financial information should not be construed to be indicative of the Company’s future results of operations or financial position.

(d) Exhibits

Exhibit No.	Description

23.1	Consent of RSM US LLP.
99.1	Historical audited combined financial statements of Martinez Refinery and Logistics Assets as of and for the year ended December 31, 2019 and Independent Auditor's Report.
99.2	Unaudited pro forma consolidated financial statements of PBF Holding as of and for the year ended December 31, 2019.
99.3	Unaudited pro forma consolidated financial statements of PBF LLC as of and for the year ended December 31, 2019.
99.4	Unaudited pro forma consolidated financial statements of PBF Energy as of and for the year ended December 31, 2019.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date:	April 17, 2020	PBF Energy Inc.
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial Officer

Date:	April 17, 2020	PBF Energy Company LLC
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial Officer

Date:	April 17, 2020	PBF Holding Company LLC
(Registrant)

		By:	/s/ Erik Young
		Name:	Erik Young
		Title:	Senior Vice President, Chief Financial Officer